Restructuring Charge	12 Months Ended
Dec. 31, 2012
Restructuring Charge
10.	Restructuring Charge

During the year ended December 31, 2012, the Partnership recognized $0.6 million of restructuring charges relating to the reorganization of the Partnership’s marine operations to create better alignment with its shuttle tanker business unit to create a reduced-cost organization going forward. The Partnership expects to incur a total of $2.0 million of restructuring charges under this plan. The reorganization is expected to be completed in the first half of 2013.

During the year ended December 31, 2012, the Partnership recognized $0.5 million of restructuring charges relating to the reorganization of the Partnership’s marine operations to create better alignment with its conventional tanker business unit to create a reduced-cost organization going forward. The reorganization was completed in 2012.

During the year ended December 31, 2011, the Partnership incurred $3.9 million of restructuring charges related to the sale of the Karratha Spirit FSO unit and the termination of the time-charter-out contract for the Basker Spirit shuttle tanker. During the year ended December 31, 2011, the Partnership terminated the employment of certain seafarers for these two vessels.

During the year ended December 31, 2010, the Partnership incurred $0.1 million of restructuring charges related to the reflagging of a total of seven vessels which commenced in March 2009. Under this plan, the Partnership recorded restructuring charges of approximately $4.9 million in total since the plan began in 2009.

As of December 31, 2012, 2011 and 2010, restructuring liabilities of $0.3 million, $nil and $nil were recorded in accrued liabilities on the consolidated balance sheets.